                                                                    EXHIBIT 10.2

                                FOURTH AMENDMENT

                                       TO

                                  REVENUE BOND

                                 LEASE AGREEMENT

                                       and

                         MORTGAGE AND INDENTURE OF TRUST

         THIS FOURTH AMENDMENT is entered into by and between THE MEDICAL CLINIC BOARD OF THE CITY OF HARTFORD, ALABAMA (the "Board"), DIVERSICARE LEASING CORP., (the "Tenant"), COLONIAL BANK ("Colonial"), CITY BANK OF HARTFORD ("City Bank") and SLOCOMB NATIONAL BANK ("Slocomb"), and is effective as of May 2, 2003.

         WHEREAS, on June 28, 1996 the Board executed and delivered to Colonial a $2,450,000.00 Mortgage and Indenture of Trust (the "First Mortgage") on the Project (as that term is defined in the First Mortgage). This First Mortgage pertains to the property described on Exhibit "A" attached hereto and is recorded in Official Record Book 273 at Pages 105 to 139 in the Office of the Judge of Probate of Geneva County, Alabama. This First Mortgage secures the obligations due under Revenue Bond - Series 1996 No. R1 (Diversicare Leasing Corp. Project) issued by the Board in the original principal amount of $2,450,000.00 (the "Colonial Bond").

         WHEREAS, on June 28, 1996 the Board executed and delivered to Slocomb a $83,500.00 Mortgage and Indenture of Trust (the "Second Mortgage") on the Project (as that term is defined in the Second Mortgage). This Second Mortgage pertains to the property described on Exhibit "A" attached hereto and is recorded in Official Record Book 273 at Pages 140 to 174 in the Office of the Judge of Probate of Geneva County, Alabama. This Second Mortgage secures the obligations due under a Revenue Bond - Series 1996 No. R2 (Diversicare Leasing Corp. Project) issued by the Board in the original principal amount of $83,500.00 (the "Slocomb Bond").

         WHEREAS, on June 28, 1996 the Board executed and delivered to City Bank a $83,500.00 Mortgage and Indenture of Trust (the "Third Mortgage") on the Project (as that term is defined in the Third Mortgage). This Third Mortgage pertains to the property described on Exhibit "A" attached hereto and is recorded in Official Book 273 at Pages 175 to 209 in the Office of the Judge of Probate of Geneva County, Alabama. This Third Mortgage secures the obligations due under a Revenue Bond - Series 1996 No. R3 (Diversicare Leasing Corp. Project) issued by the Board in the original principal amount of $83,500.00 (the "City Bank Bond").

         WHEREAS, the Second Mortgage and the Third Mortgage and the corresponding Slocomb Bond and the City Bank Bond are in parity each with the other.

         WHEREAS, on June 28, 1996, the Board and Tenant entered into a Lease Agreement (the "Lease") pertaining to the property described on Exhibit "A" attached hereto ("the Leased Realty") and the Project (as that term is defined in the Lease). The Lease is recorded in Official Book 273 at Pages 210- to 246 in the Office of the Judge of Probate of Geneva County, Alabama.

         WHEREAS, on August 1, 2001 the Board, the Tenant, Colonial, City Bank and Slocomb entered into a First Amendment to Revenue Bond, Lease Agreement and Mortgage and Indenture of Trust (the "First Amendment"). The First Amendment is recorded in Official Book 413 at Pages 125 to 135 in the Office of the Judge of Probate of Geneva County, Alabama.

         WHEREAS, effective August 1, 2002 the Board, the Tenant, Colonial, City Bank and Slocomb entered into a Second Amendment to Revenue Bond, Lease Agreement and Mortgage and Indenture of Trust (the "Second Amendment"). The Second Amendment is recorded in Official Book 445 at Pages 281 to 292 in the Office of the Judge of Probate of Geneva County, Alabama.

         WHEREAS, effective November 2, 2002 the Board, the Tenant, Colonial, City Bank and Slocomb entered into a Third Amendment to Revenue Bond, Lease Agreement and Mortgage and Indenture of Trust (the "Third Amendment"). The Third Amendment is recorded in Official Book 453 at Pages 149 to 160 in the Office of the Judge of Probate of Geneva County, Alabama.

         WHEREAS, Tenant has requested Board, Colonial, City Bank and Slocomb to extend the maturity date of the Colonial Bond, the City Bank Bond and the Slocomb Bond to November 2, 2003, and the Board, Colonial, City Bank, and Slocomb are agreeable to do so provided Tenant, Board, Colonial, City Bank and Slocomb enter into this agreement and cause the First Mortgage, Second Mortgage, Third Mortgage, Colonial Bond, City Bank Bond, Slocomb Bond, the Lease, and the documents executed in connection therewith to be modified as provided herein and to be ratified and reconfirmed as so modified.

         NOW THEREFORE, in consideration of the terms and conditions contained herein, and to induce Board, Colonial, City Bank and Slocomb to extend the maturity date of the Colonial Bond, the City Bank Bond and the Slocomb Bond, the First Mortgage, the Second Mortgage, the Third Mortgage, the Colonial Bond, the City Bank Bond, the Slocomb Bond, the Lease and the agreements executed in connection therewith are hereby amended as follows:

         1. The maturity date or final payment date of the Colonial Bond is hereby extended to November 2, 2003, the number of payments due on the Colonial Bond is increased from fifty nine (59) to eighty-seven (87), and the second, third and fourth sentence of the Colonial Bond are hereby amended to state:

                           "Such principal and interest shall mature and be payable (unless duly redeemed prior thereto) in eighty-seven (87) consecutive monthly payments on the second (2nd) day of each month from August 2, 1996, through and including October 2, 2003, consisting of the amount of principal and interest at the greater of the Base Lending Rate of Bondholder plus one percent (1.00%) or 6.00% that is necessary to amortize the outstanding balance at such rate by August 2, 2021, and a final payment due on November 2, 2003, in the amount of all principal and interest outstanding on this obligation. Interest on the outstanding balance shall be calculated on the 360-day accrual method by multiplying the product of the principal amount outstanding by the applicable rate stated herein by the actual number of days elapsed divided by 360. The applicable interest rate is the greater of the Base Lending Rate plus one percent (1.00), or 6.00%."

         2. The maturity date or final payment date of the Slocomb Bond is hereby extended to November 2, 2003, the number of payments due on the Slocomb Bond is increased from fifty nine (59) to eighty-seven (87), and the second, third and fourth sentence of the Slocomb Bond is hereby amended to state:

                           "Such principal and interest shall mature and be payable (unless duly redeemed prior thereto) in eighty-seven (87) consecutive monthly payments on the second (2nd) day of each month from August 2, 1996, through and including October 2, 2003, consisting of the amount of principal and interest at the greater of the Base Lending Rate of Bondholder plus one percent (1.00%) or 6.00% that is necessary to amortize the outstanding balance at such rate by August 2, 2021, and a final payment due on November 2, 2003, in the amount of all principal and interest outstanding on this obligation. Interest on the outstanding balance shall be calculated on the 360-day accrual method by multiplying the product of the principal amount outstanding by the applicable rate stated herein by the actual number of days elapsed divided by 360. The applicable interest rate is the greater of the Base Lending Rate plus one percent (1.00), or 6.00%."

         3. The maturity date or final payment date of the City Bank Bond is hereby extended to November 2, 2003, the number of payments due on the City Bank Bond is increased from fifty nine (59) to eighty-seven (87), and the second, third and fourth sentence of the City Bank Bond is hereby amended to state:

                           "Such principal and interest shall mature and be payable (unless duly redeemed prior thereto) in eighty-seven (87) consecutive monthly payments on the second (2nd) day of each month from August 2, 1996, through and including October 2, 2003, consisting of the amount of principal and interest at the greater of the Base Lending Rate of Bondholder plus one percent (1.00%) or 6.00% that is necessary to amortize the outstanding balance at such rate by August 2, 2021, and a final payment due on November 2, 2003, in the amount of all principal and interest outstanding on this obligation. Interest on the outstanding balance shall be calculated on the 360-day accrual method by multiplying the product of the principal amount outstanding by the applicable rate stated herein by the actual number of days elapsed divided by 360. The applicable interest rate is the greater of the Base Lending Rate plus one percent (1.00), or 6.00%."

         4. The form of the Colonial Bond contained in the preamble of the First Mortgage is amended in conformity with paragraph 1 hereof.

         5. The form of the Slocomb Bond contained in the preamble of the Second Mortgage is amended in conformity with paragraph 2 hereof.

         6. The form of the City Bank Bond contained in the preamble of the Third Mortgage is amended in conformity with paragraph 3 hereof.

         7.       The Lease is hereby amended as follows:

                  a.       The duration of the Lease Term as set forth in
                           Section 3.1 of the Lease is extended from midnight of August 2, 2001 to midnight of November 2, 2003, and the first sentence of Section 3.1 of the Lease is hereby amended as follows:

                                    "The term of this Lease Agreement and of the Lease herein made shall begin on the date of delivery of this Lease Agreement and, subject to the provisions of this Lease Agreement, shall continue until midnight of November 2, 2003.

                  b. Tenant's option to renew contained in Section 9.2 of the Lease is only exercisable upon full payment of the Bonds.

         8. Tenant acknowledges its obligations under the Lease to pay the Colonial Bond, the City Bank Bond and the Slocomb Bond in installments when same comes due in accordance with the terms thereof, and in full upon maturity.

         9. Tenant further reaffirms and ratifies the Security Agreement entered into by Tenant for the benefit of Colonial, and agrees to be bound by the terms thereof.

         10. Tenant further reaffirms and ratifies the Security Agreement entered into by Tenant for the benefit of Slocomb, and agrees to be bound by the terms thereof.

         11. Tenant further reaffirms and ratifies the Security Agreement entered into by Tenant for the benefit of City Bank, and agrees to be bound by the terms thereof.

         12. Tenant further reaffirms and ratifies the Hazardous Substances Indemnification and

                  Warranty Agreement entered into by Tenant for the benefit of Colonial, and agrees to be bound by the terms thereof.

         13. Tenant further reaffirms and ratifies the Hazardous Substances Indemnification and Warranty Agreement entered into by Tenant for the benefit of Slocomb, and agrees to be bound by the terms thereof.

         14. Tenant further reaffirms and ratifies the Hazardous Substances Indemnification and Warranty Agreement entered into by Tenant for the benefit of City Bank, and agrees to be bound by the terms thereof.

In addition hereto, all of the documents and agreements executed in connection with the First Mortgage, the Second Mortgage, the Third Mortgage, the Colonial Bond, the City Bank Bond, the Slocomb Bond, the Lease or the agreements executed in connection therewith or pertaining thereto (the "Agreements") are hereby amended in accordance with the terms as herein cited.

Tenant and Board hereby agree and direct Colonial, City Bank and Slocomb to take any action necessary to conform the First Mortgage, the Second Mortgage, the Third Mortgage, the Colonial Bond, the City Bank Bond, the Slocomb Bond, the Lease and the Agreements as to the terms as herein cited and by these presents accepts and confirms their liability under such documents and agreements with the terms as herein modified.

All of the terms and provisions of the Third Amendment, Second Amendment, First Amendment, First Mortgage, Second Mortgage, Third Mortgage, Colonial Bond, City Bank Bond, Slocomb Bond and the Lease not specifically amended herein, are hereby reaffirmed, ratified and restated. This Amendment amends the agreements and is not a novation thereof.

This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which, when taken together, shall constitute one and the same instrument.

This Agreement shall be construed and enforced in accordance with the laws of the State of Alabama.

         IN WITNESS WHEREOF, we have hereunto set our hands and seals effective as of the 2st day of May, 2003.

BOARD                                  THE MEDICAL CLINIC BOARD OF THE
                                       CITY OF HARTFORD, ALABAMA

SEAL                                   BY: /s/ Hubert B. Strickland
                                           ----------------------------------
                                              (Its Chairman)
ATTEST:

/s/ David W. Rousseau
-------------------------------
(Its Secretary-Treasurer)




STATE OF ALABAMA
COUNTY OF GENEVA

         I, the undersigned, a Notary Public in and for said County, in said State, hereby certify that Hubert B. Strickland, whose name as Chairman of THE MEDICAL CLINIC BOARD OF THE CITY OF HARTFORD, ALABAMA, a corporation, is signed to the foregoing instrument and who is known to me, acknowledged before me on this day that, being informed of the contents of said instrument, he/she, as such officer, and with full authority, executed the same voluntarily, as an act of said corporation, acting in its capacity as aforesaid.

         Given under my hand and official seal, this the 27th day of July, 2003.

                                       /s/ Dolores S. Jones
                                       ---------------------------------------
                                       NOTARY PUBLIC
                                       My Commission Expires:     5-16-2004
                                                              ----------------

TENANT:                                DIVERSICARE LEASING CORP., a Tennessee
                                       Corporation

                                       BY: /s/ William R. Council, III
                                          ------------------------------------
                                              (Its President)





STATE OF TENNESSEE
         --------------------------
COUNTY OF WILLIAMSON
          -------------------------

         I, the undersigned, a Notary Public in and for said County, in said State, hereby certify that William R. Council, III, whose name as President & CEO of DIVERSICARE LEASING CORP., a corporation, is signed to the foregoing instrument and who is known to me, acknowledged before me on this day that, being informed of the contents of said instrument, he/she, as such officer, and with full authority, executed the same voluntarily, as an act of said corporation, acting in its capacity as aforesaid.

         Given under my hand and official seal, this the 24th day of July, 2003.

                                       /s/ Jacqueline S. Reed
                                       ---------------------------------------
                                       NOTARY PUBLIC

                                       My Commission Expires:      2/20/2006
                                                              ----------------

COLONIAL                               COLONIAL BANK

                                       BY: /s/ Blaine Brint
                                          -------------------------------------
                                                (Its Senior Vice President)
                                                     --------------------------





STATE OF ALABAMA
COUNTY OF JEFFERSON

         I, the undersigned, a Notary Public in and for said County, in said State, hereby certify that Blaine Brint, whose name as Sr. V.P. of COLONIAL BANK, a corporation, is signed to the foregoing instrument and who is known to me, acknowledged before me on this day that, being informed of the contents of said instrument, he/she, as such officer, and with full authority, executed the same voluntarily, as an act of said corporation, acting in its capacity as aforesaid.

         Given under my hand and official seal, this the 24th day of July, 2003.

                                       /s/ Jennifer M. Crosby
                                       ---------------------------------------
                                       NOTARY PUBLIC

                                       My Commission Expires:     10/19/03
                                                              ----------------










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



CITY BANK                              CITY BANK OF HARTFORD

                                       BY: /s/ W.H. Kennedy
                                          ------------------------------------
                                             (Its Pres/CEO)
                                                  ----------------------









STATE OF ALABAMA
COUNTY OF GENEVA

         I, the undersigned, a Notary Public in and for said County, in said State, hereby certify that W.H. Kennedy, whose name as President & CEO of CITY BANK OF HARTFORD, a corporation, is signed to the foregoing instrument and who is known to me, acknowledged before me on this day that, being informed of the contents of said instrument, he/she, as such officer, and with full authority, executed the same voluntarily, as an act of said corporation, acting in its capacity as aforesaid.

         Given under my hand and official seal, this the 23rd day of July, 2003.

                                       /s/ Joy H. Enfinger
                                       ---------------------------------------
                                       NOTARY PUBLIC
                                       My Commission Expires:    7/20/04
                                                             -----------------

SLOCOMB:                               SLOCOMB NATIONAL BANK

                                       BY: /s/ Joseph H. Johnson
                                          --------------------------------------
                                             (Its E.V.P.)
                                                  ------------------------





STATE OF ALABAMA
COUNTY OF GENEVA

         I, the undersigned, a Notary Public in and for said County, in said State, hereby certify that Joseph H. Johnson, whose name as Executive Vice President of SLOCOMB NATIONAL BANK, a corporation, is signed to the foregoing instrument and who is known to me, acknowledged before me on this day that, being informed of the contents of said instrument, he/she, as such officer, and with full authority, executed the same voluntarily, as an act of said corporation, acting in its capacity as aforesaid.

         Given under my hand and official seal, this the 24th day of July, 2003.

                                       /s/ Pamela J. Spivey
                                       ----------------------------------------
                                       NOTARY PUBLIC
                                       My Commission Expires:     3/10/07
                                                             ------------------

                    ACKNOWLEDGEMENT AND CONSENT BY GUARANTOR

         ADVOCAT INC. (the "Guarantor"), the guarantor of i) the Colonial Bond,
ii) the Slocomb Bond, iii) the City Bank Bond, iv) the obligations of Tenant to Colonial, v) the obligations of Tenant to Slocomb, and vi) the obligations of Tenant to City Bank, hereby acknowledges and consents to this First Amendment, and Guarantor's obligations under its guaranty thereto, and hereby reaffirms and restates its guaranty obligations to Colonial, Slocomb, and City Bank as evidenced by those certain Guaranty(s) dated June 28, 1996 and delivered to Colonial, Slocomb and City Bank.

                                       ADVOCAT INC.

                                       BY: /s/ William R. Council, III
                                          --------------------------------------
                                              (Its President)
                                                  ------------------------




STATE OF TENNESSEE
         -----------------------------------
COUNTY OF WILLIAMSON
          ----------------------------------

         I, the undersigned, a Notary Public in and for said County, in said State, hereby certify that William R. Council, III, whose name as President & CEO of ADVOCAT INC, a corporation, is signed to the foregoing instrument and who is known to me, acknowledged before me on this day that, being informed of the contents of said instrument, he/she, as such officer, and with full authority, executed the same voluntarily, as an act of said corporation, acting in its capacity as aforesaid.

         Given under my hand and official seal, this the 24th day of July, 2003.

                                       /s/ Jacqueline S. Reed
                                       -----------------------------------------
                                       NOTARY PUBLIC
                                       My Commission Expires:     2/20/2006
                                                             -------------------

                                   EXHIBIT "A"

--------------------------------------------------------------------------------




A parcel of land in the Town of Hartford, Geneva County, Alabama and being more particularly described as follows: Commencing at the accepted Southeast corner of the SW 1/4 of the NE 1/4 of Section 31, Township 2 North, Range 24 East, and thence South 86 degrees 55 minutes 23 seconds West 518.20 feet to the East right-of-way of Toro Road, thence North 62 degrees 02 minutes 38 seconds West along the East right-of-way of said road 321.72 feet, thence North 47 degrees 36 minutes 56 seconds West along the East right-of-way of said road a chord distance of 479.47 feet to the Point of Beginning; and thence North 25 degrees 18 minutes 41 seconds West along the East right-of-way of said road a chord distance of 258.31 feet, thence North 17 degrees 54 minutes 10 seconds West along the East right-of-way of said road 216.53 feet, thence North 86 degrees 42 minutes 53 seconds East along an existing fence 187.87 feet, thence North 86 degrees 51 minutes 44 seconds East 418.20 feet, thence South 03 degrees 35 minutes 50 seconds East 317.88 feet, thence South 70 degrees 52 minutes 05 seconds West 475.86 feet to the point of beginning. Said parcel being in the SW 1/4 of the NE 1/4 of Section 31, Township 2 North, Range 24 East, and containing
4.91 acres, more or less.

--------------------------------------------------------------------------------



THIS INSTRUMENT PREPARED BY AND AFTER
RECORDATION SHOULD BE RETURNED TO:
William B. Hairston III
ENGEL HAIRSTON & JOHANSON, P.C.
4th Floor, 109 North 20th Street
Birmingham, Alabama 35203
(205) 328-4600






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